UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 5, 2014 (December 5, 2014)
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-36040	26-1647258
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
915 Disc Drive
Scotts Valley, California 95066
(Address of principal executive offices) (Zip Code)
(831) 274-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 5, 2014, Fox Factory Holding Corp. (“Fox”) issued a press release announcing that through certain of its subsidiaries, it has entered into a definitive agreement to acquire substantially all the assets of the Race Face and Easton Cycling businesses, formerly Race Face Performance Products Inc. and 0999324 B.C. Ltd. (together "Race Face/Easton"). Race Face/Easton designs, manufactures, and distributes high-performance mountain and road bike wheels and other high-performance cycling components including cranks, bars, stems, and seat posts globally to OEMs and the aftermarket. A copy of Fox’s press release is attached hereto as Exhibit 99.1.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit are furnished herewith:

Exhibit Number	Description
99.1	Copy of press release issued by Fox Factory Holding Corp. on	December 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	December 5, 2014	By:	/s/ ZVI GLASMAN

Zvi Glasman
Chief Financial Officer and Treasurer